                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June .29, 2000
                                                   --------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
            (Exact name of Registrant as specified in its charter)

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
Delaware                             1-7182                                13-2740599
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      (State or other           (Commission                        (I.R.S. Employer
      jurisdiction of          File Number)                       Identification No.)
      incorporation)
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4 World Financial Center, New York, New York  10080
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      (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------

World Financial Center, North Tower, 250 Vesey Street, New York, New York, 10281
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events
-------  ------------

     Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 333-68747 and 333-38792) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and The Chase Manhattan Bank (as so amended, the "Indenture"). The Company will issue $42,000,000 aggregate principal amount of S&P 500 Market Index Target-Term Securities due June 29, 2007 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                         EXHIBITS

          (4) Instruments defining the rights of security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s S&P 500 Market Index Target-Term Securities due June 29, 2007.

          (5) & (23)     Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood LLP relating to the S&P 500 Market Index Target-Term Securities due June 29, 2007 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                              MERRILL LYNCH & CO., INC.
                              -------------------------
                                     (Registrant)

                              By: /s/ John C. Stomber
                                  ---------------------------
                                       John C. Stomber
                                    Senior Vice President
                                             and
                                          Treasurer

Date:  June 29, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549









                           MERRILL LYNCH & CO., INC.









                         EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED JUNE 29, 2000







                                                   Commission File Number 1-7182
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                                 Exhibit Index
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
Exhibit No.   Description                                                               Page
-----------   -----------                                                               ----
(4)           Instruments defining the rights of security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s S&P 500 Market Index Target-Term Securities due June 29, 2007.

(5) & (23)    Opinion re:  legality; consent of counsel.

                    Opinion of Brown & Wood LLP relating to the S&P 500 Market Index Target-Term Securities due June 29, 2007 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).
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